Exhibit 99.2 I N V E S T O R P R E S E N T A T I O N D O C U M E N T N O .. B B - I P - 2 0 2 6 - 0 0 2 · V E R S I O N 4.6

Disclaimer D O C U M E N T N O . B B - I P - 2 0 2 6 - 0 0 2 · V E R S I O N 4.6 D I S C L A I M E R employees, advisers or agents shall be responsible or liable for any direct, indirect or about Brains and AACI through the website maintained by the SEC at www.sec.gov. consequential loss or loss of profit arising from the use of this Presentation, its contents, This presentation and any oral statements regarding the subject matter of this its accuracy or sufficiency, its omissions, its errors, reliance on the information contained presentation (this “Presentation”) is being furnished solely for the purpose of assisting I N T E L L E C T U A L P R O P E R T Y within it, or on opinions communicated in relation thereto or otherwise arising in the parties to whom it is addressed in making their independent evaluation with respect This Presentation contains trademarks, service marks, trade names, copyrights, and connection therewith. to a proposed business combination (the “Business Combination”) among Armada products of Brains and other companies, which are the property of their respective Acquisition Corp. III (“AACI”), Brains Bioceutical Corp. (“Brains”), Armada Sponsor III, owners. The use or display of third parties’ trademarks, service marks, trade names, In addition, this Presentation does not purport to be inclusive of all of the information LLC (the “Sponsor”), and Brains Therapeutics Corp. (“PubCo”) (together, the “Parties”). copyrights, or products in this Presentation is not intended to, and does not, imply a necessary to make an evaluation of AACI, Brains, or PubCo or the Business The provisions of this Presentation shall not be taken as any form of commitment on the relationship with Brains, or an endorsement of or sponsorship by Brains. Solely for Combination. Recipients of this Presentation should each make their own evaluation of part of the Parties with respect to the consummation of the Business Combination or any convenience, the trademarks, service marks, and trade names referred to in this AACI, Brains, PubCo and the Business Combination and such other investigations as other transaction, and each of Brains and AACI reserve the right to terminate the Presentation may appear without the ®, TM or SM symbols, but such references are not they deem necessary. Business Combination Agreement in accordance with its terms. intended to indicate, in any way, that Brains will not assert, to the fullest extent permitted Nothing herein should be construed as legal, financial, tax or other advice. You should under applicable law, its rights or the right of the applicable licensor in such trademarks, consult your own advisers concerning any legal, financial, tax or other considerations N O O F F E R O R S O L I C I T A T I O N service marks and trade names. concerning the opportunity described herein. The general explanations included in this This Presentation and any oral statements made in connection with this Presentation do Presentation cannot address, nor are intended to address, your specific investment not constitute (i) a solicitation of a proxy, consent or authorization with respect to any I N D U S T R Y A N D M A R K E T D A T A objectives, financial situations or financial needs. securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of This Presentation relies on and refers to certain information and statistics based on an offer to buy or a recommendation to purchase any security of Brains, AACI, PubCo or estimates by Brains’ management and/or obtained from third-party sources which P A R T I C I P A N T S I N S O L I C I T A T I O N any of their respective affiliates in any jurisdiction, nor shall there be any sale, issuance Brains believes to be reliable. Brains has not independently verified the accuracy or Brains, AACI, PubCo, the Sponsor and their respective directors, managers and or transfer of any securities in any jurisdiction where, or to any person to whom, such completeness of any such third party information, which involves elements of subjective executive officers may be deemed under SEC rules to be participants in the solicitation offer, solicitation or sale may be unlawful under the laws of such jurisdiction. judgment and analysis that may or may not prove to be accurate. None of Brains, or its of proxies of AACI’s shareholders in connection with the Business Combination. affiliates or any third parties that provide information to Brains or its affiliates, such as This Presentation does not constitute either advice or a recommendation regarding any Investors and security holders may obtain more detailed information regarding the market research firms, guarantees the accuracy, completeness, timeliness, or securities. No offering of securities shall be made except by means of a prospectus names and interests of AACI’s directors and officers in the Business Combination in availability of any information. None of Brains, or its affiliates, or any third parties that meeting the requirements of the Securities Act of 1933, as amended, or an exemption AACI’s filings with the SEC, including the final prospectus of AACI dated as of February provide information to Brains, and its affiliates, such as market research firms, is therefrom. 17, 2026, and filed by AACI with the SEC on February 18, 2026, (the “IPO Prospectus”). responsible for any errors or omissions (negligent or otherwise), regardless of the cause, Investment in any securities described herein has not been approved or disapproved by or the results obtained from the use of such content. Brains may have supplemented To the extent that holdings of AACI’s securities have changed from the amounts the SEC or any other regulatory authority nor has any authority passed upon or such information where necessary, taking into account publicly available information reported in the IPO Prospectus, such changes have been or will be reflected on endorsed the merits of the offering or the accuracy or adequacy of the information about other industry participants and Brains management’s best view as to information Statements of Change in Ownership on Form 4 filed with the SEC. contained herein. Any representation to the contrary is a criminal offense. that is not publicly available. Neither Brains nor its affiliates makes any express or Information regarding the persons who may, under SEC rules, be deemed participants in implied warranties with respect to the information included herein, including, but not the solicitation of proxies of AACI’s shareholders in connection with the Business limited to, any warranties regarding its accuracy or of merchantability or fitness for a N O R E P R E S E N T A T I O N S O R W A R R A N T I E S Combination will be set forth in the proxy statement/prospectus on Form F-4 for the particular purpose or use, and they expressly disclaim any responsibility or liability for No representations or warranties, express or implied, are given in, or in respect of, the Business Combination, which will be filed by AACI and PubCo with the SEC. direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential accuracy or completeness of the information contained in this Presentation or any other damages, costs, expenses, legal fees, or losses (including lost income or profits and information (whether written or oral) that has been or will be provided to you. In Investors, shareholders and other interested persons are urged to read the proxy opportunity costs) in connection with the use of the information herein. particular, no representation or warranty of AACI, Brains or their respective statement/prospectus and other relevant documents that will be filed with the SEC representatives is given as to the achievement or reasonableness of future projections, carefully and in their entirety when they become available because they will contain management targets, estimates, prospects or returns, if any. important information about the Business Combination. To the fullest extent permitted by law, neither Brains nor AACI nor any of their respective Investors, shareholders and other interested persons will be able to obtain free copies of subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, the proxy statement/prospectus and other documents containing important information B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 2

Additional Information D O C U M E N T N O . B B - I P - 2 0 2 6 - 0 0 2 · V E R S I O N 4.6 A D D I T I O N A L I N F O R M A T I O N A N D W H E R E T O F I N D I T N O S E C A P P R O V A L N O N - I F R S M E A S U R E S A N D C A L E N D A R I Z E D F I G U R E S In connection with the proposed business combination (the “Business Neither the SEC nor any state securities commission has approved or This presentation includes enterprise value, calendarized revenue and Combination”) among Armada Acquisition Corp. III (“Armada”), Brains disapproved of the securities described in this presentation or determined growth-adjusted multiples, which are not measures recognized under IFRS or Bioceutical Corp. (“Brains”) and Brains Therapeutics Corp. (“PubCo”), PubCo whether this presentation is truthful or complete. Any representation to the U.S. GAAP and may not be comparable to similarly titled measures used by intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a contrary is a criminal offense. other companies. These measures should not be considered in isolation or as a registration statement on Form F-4 (the “Registration Statement”), which will substitute for measures prepared in accordance with IFRS. include a preliminary proxy statement of Armada and a prospectus of PubCo. F I N A N C I A L I N F O R M A T I O N After the Registration Statement is declared effective, Armada will mail a The historical financial information of Brains in this presentation, including the definitive proxy statement/prospectus to its shareholders as of the record date consolidated financial statements as of and for the period ended June 30, 2026, established for voting on the Business Combination. is unaudited and has been prepared in accordance with IFRS as issued by the IASB. Brains’ financial statements are being audited in accordance with the INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE standards of the Public Company Accounting Oversight Board (“PCAOB”), and REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS the PCAOB audit report will be included in the Registration Statement. This AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, information may differ materially from the financial information included in the INCLUDING ANY AMENDMENTS OR SUPPLEMENTS, CAREFULLY AND IN Registration Statement and may be adjusted to comply with Regulation S-X. THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARMADA, BRAINS, U S E O F P R O J E C T I O N S PUBCO AND THE BUSINESS COMBINATION. This presentation contains financial forecasts for fiscal years 2027 through 2031 Investors and security holders may obtain free copies of these documents, once prepared by Brains’ management. Neither Brains’ nor Armada’s independent available, at the SEC’s website at www.sec.gov. auditors have audited, reviewed, compiled or performed any procedures with respect to the projections, and accordingly they do not express an opinion or provide any other form of assurance. The projections are forward-looking statements, are based on numerous assumptions (including probability-of-success weightings) that are inherently uncertain, and should not be relied upon as indicative of future results. Inclusion of the projections should not be regarded as a representation by any person that the results will be achieved. B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 3

Important Notices D O C U M E N T N O . B B - I P - 2 0 2 6 - 0 0 2 · V E R S I O N 4.6 No offer or solicitation; defined terms. See “Disclaimer” on page 2 and “Additional Information” on page 3, which form part of these Important Notices. In this presentation, “Armada” and “AACI” refer to Armada Acquisition Corp. III, “PubCo” refers to Brains Therapeutics Corp., and the “Business Combination” refers to the proposed business combination among Armada, Brains Bioceutical Corp. and PubCo. Financial Outlook. The fi nancial models herein, including any projected U N I T E D K I N G D O M C A N A D A returns or fi nancial information, constitute forward-looking information and This document is directed only at persons falling within Articles 19 (investment This presentation is not, and under no circumstances is it to be construed as, forward-looking statements within the meaning of applicable securities laws, professionals) or 49 (high net worth companies etc.) of the Financial Services and a prospectus, an advertisement or a public offering in any province or and are made for illustrative purposes only and should not be relied upon as Markets Act 2000 (Financial Promotion) Order 2005. It must not be acted upon by territory of Canada. In Canada, no prospectus has been filed with any necessarily being indicative of future results. The assumptions and any other person. securities commission or similar regulatory authority in respect of any of the estimates underlying such information, including those described in this securities described herein. In addition, no securities commission or similar presentation, are inherently uncertain and are subject to a wide variety of regulatory authority in Canada has reviewed or in any way passed upon this signifi cant business, economic, competitive and other risks and E U R O P E A N E C O N O M I C A R E A presentation or the merits of any of the securities, and any representation to uncertainties that could cause actual results to diff er materially from those This document is addressed only to “qualified investors” within the meaning of the the contrary is an offence. contained in such information. Past performance is not indicative of future Prospectus Regulation (EU) 2017/1129. performance. See “Forward-Looking Information” on page 5 for a description of certain of the assumptions, estimates and risks underlying such projected fi nancial information. Corporate structure. Brains Bioceutical Corp. (the “Company”) is a holding company incorporated under the laws of British Columbia, Canada. The Company conducts its operations through its wholly-owned subsidiaries, principally BSPG Laboratories Limited (“BSPG”), a company incorporated in England and Wales, which operates the Company’s manufacturing facility in Kent, England. Substantially all of the licences, registrations, certifi cations, technical and regulatory data packages, customer and supply agreements, manufacturing assets and revenues described in this presentation are held, entered into, owned or earned by BSPG, and not by Brains Bioceutical Corp. directly. Except where expressly stated otherwise, references in this presentation to “Brains”, “Brains Bio”, “the Company”, “we”, “our” and “us” are to Brains Bioceutical Corp. together with its subsidiaries, taken as a whole. B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 4

Forward-Looking Information This presentation contains forward-looking statements or information (collectively needs and expected future developments and other factors it believes are appropriate. continue a substantial part of its business; the Company may require additional “forward-looking statements”) within the meaning of applicable securities laws. third-party licences to effectively develop and manufacture its key products/compounds In making the forward-looking statements included in this presentation, the Company Forward-looking statements contained herein are based on current expectations, and is currently unable to predict the availability or cost of such licences; the markets in has made various material assumptions, including but not limited to: obtaining the estimates, forecasts, projections, beliefs and assumptions made by management of the which the Company competes are highly competitive and evolving quickly; there are necessary regulatory approvals; that regulatory requirements will be maintained; general Company about the industry in which it operates. Such statements include, in particular, constraints on marketing products; the Company’s quarterly operating results may business and economic conditions; the Company’s ability to successfully execute its statements about: the Company’s plans, strategies and prospects; the Company’s fluctuate from period to period; foreign exchange rate fluctuations; the size of the plans and intentions; successful completion of clinical and other developmental work; expectations regarding its operations; anticipated product development, clinical, Company’s target market is difficult to quantify, and investors will be reliant on their own manufacturing capacity and yields; supply chain continuity; intellectual property and regulatory, filing, approval and commercialization timelines, including with respect to the estimates as to the accuracy of market data; a change in the Company’s effective tax licensing rights; the availability of financing on reasonable terms; the Company’s ability Company’s eight programs that it believes may achieve commercial success and its rate can have a significant adverse impact on its business; if the Company is unable to to attract and retain skilled staff; market competition; the products and services offered drug-development pipeline; expected customer and partner programs, product launches attract and retain key personnel, it may not be able to compete effectively in its market; by the Company’s competitors; and that the Company’s current good relationships with and geographic expansion; industry trends and overall market growth; the Company’s corporate responsibility, specifically related to Environmental, Social and Governance its service providers and other third parties will be maintained. Although the Company growth strategies; the anticipated benefits and timing of the completion of the proposed matters and unsuccessful management of such matters may adversely impose believes that the assumptions underlying these statements are reasonable, they may business combination involving the Company and AACI (the “Business Combination”); additional costs and expose the Company to new risks; the Company has limited prove to be incorrect, and the Company cannot assure that actual results will be the satisfaction or waiver of closing conditions to the Business Combination and the insurance coverage; the Company will be reliant on information technology systems and consistent with these forward-looking statements. level of redemptions by AACI’s public shareholders; whether any financing in connection may be subject to damaging cyberattacks; the Company does not anticipate paying with the Business Combination is pursued or completed; the Company’s plans and cash dividends; the Company may become subject to litigation; the Company will Given these risks, uncertainties and assumptions, prospective investors should not anticipated use of proceeds from the Business Combination and any such financing; the continue to sell securities for cash to fund operations, capital expansion, mergers and place undue reliance on these forward-looking statements. Whether actual results, expected financial outlook and revenue forecasts of the Company from FY2027 to acquisitions that will dilute the current shareholders; and future dilution as a result of performance or achievements will conform to the Company’s expectations and FY2031; the Company’s future financial condition and performance and the expected financings. predictions is subject to a number of known and unknown risks, uncertainties, financial impacts of the Business Combination; the Company’s intention to grow the assumptions and other factors, which include: the Company may be adversely affected These factors should not be considered exhaustive. If any of these risks or uncertainties business and its operations; expectations with respect to future costs; the Company’s by volatile market and industry conditions; in particular, the demand for its services may materialize, or if assumptions underlying the forward-looking statements prove incorrect, competitive position; potential strategic relationships, licensing and other commercial decline, which may reduce its revenues and earnings; the execution of the Company’s actual results might vary materially from those anticipated in those forward-looking opportunities; and the Company exploring new cannabinoid APIs and formulations to growth strategy depends upon the continued availability of financing; general global statements. Information contained in forward-looking statements in this presentation is meet evolving market demands, opening up opportunities for specialized contracts in economic conditions may have an adverse impact on our operating performance and provided as of the date of this presentation, and we disclaim any obligation to update any the future. results of operations; the Company’s development activities may not be successful; the forward-looking statements, whether as a result of new information or future events or Company is subject to numerous laws, regulations and policies at the national, regional Words such as “may”, “might”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “plan”, results, except to the extent required by applicable securities laws. Accordingly, and local levels of government in the markets where it does business; changes in patent “indicate”, “seek”, “believe”, “predict” or “likely”, or the negative of these terms, or other potential investors should not place undue reliance on forward-looking statements, or law and its interpretation could diminish the value of patents in general, thereby similar expressions are intended to identify such forward-looking statements. These the information contained in those statements. All of the forward-looking statements impairing the Company’s ability to protect its product/compound candidates; the statements are not guarantees of future performance and involve assumptions and risks contained in this presentation are expressly qualified by the foregoing cautionary regulatory scrutiny of the Company’s industry may negatively impact its ability to raise and uncertainties that are difficult to predict. Therefore, actual outcomes and results may statements. Investors should consult their own professional advisors to assess the additional capital; the Company may be subject to product recalls for product defects differ materially from what is expressed, implied or forecasted in such forward-looking income tax, legal, risk factors and other aspects of any investment. self-imposed or imposed by regulators; the Company’s prospects depend on the statements. The Company does not intend, and disclaims any obligation, to update any success of its products/compounds, of which not all are yet in development; the See “Summary Risk Factors” on slides 28–30 and, when available, “Risk Factors” in the forward-looking statements after the date of this presentation, whether as a result of new Company’s reliance on third parties requires the Company to share its trade secrets, Registration Statement. information, future events or otherwise, except as required by the securities laws. These which increases the possibility that a competitor will discover them; the Company’s forward-looking statements are made as of the date of this presentation. prospects depend on the consumer perception of CBD products and brand awareness; Forward-looking statements are based on certain assumptions and analyses made by unfavourable publicity and consumer perception; in certain circumstances, the the Company in light of its experience and perception of historical trends, its current Company’s reputation could be damaged; the Company may not be able to effectively expectations and projections about future events and financial trends that it believes manage its growth and operations, which could materially and adversely affect its might affect its financial condition, results of operations, business strategy and financial business; if the Company loses its licences from third-party owners, it may be unable to B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 5

W H O W E A R E Brains Bioceutical is a pharmaceutical company combining an established EU- GMP manufacturing and regulatory platform with a proprietary drug-development pipeline focused on cannabinoid- based therapeutics. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 6

A Pharmaceutical Platform, Not a Consumer Cannabis Business Brains Bioceutical operates within the regulated pharmaceutical ecosystem. T R A D I T I O N A L C A N N A B I S O P E R AT O R B R A I N S Consumer products Pharmaceutical APIs Cultivation economics EU-GMP manufacturing Dispensary distribution Pharmaceutical counterparties Consumer regulation FDA / MHRA / TGA / ANVISA regulatory pathways Commodity product Regulatory dossiers + IP Cannabis multiples Specialty pharma / API valuation framework OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 7

The Future of Brains Bioceutical V I S I O N M I S S I O N To set the global benchmark for To establish the global standard in cannabinoid products and therapies by cannabinoid innovation and medicines unlocking the full therapeutic potential where trusted science, regulatory of cannabinoids, through leadership and scalable solutions pharmaceutical-grade quality, converge to create a healthier future for proprietary science, and deep regulatory people and animals worldwide. expertise, addressing serious medical conditions and improving patients’ lives worldwide. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 8

Investment Highlights Established Pharmaceutical Platform Proven Manufacturing at Commercial Scale Integrated EU-GMP manufacturing, regulatory and drug-development capabilities 500+ GMP batches produced with 12.8 tonnes of annual manufacturing capacity focused on pharmaceutical-grade cannabinoids. and infrastructure designed for regulated pharmaceutical markets. Extensive Regulatory and Clinical Experience Validated Commercial Relationships API utilized across multiple third-party clinical trials, supported by DMFs/ASMFs, Established relationships with leading pharmaceutical, healthcare and consumer- controlled-substance licensing and regulatory experience across the U.S., health counterparties, providing commercial validation and revenue opportunities. UK/EU, Australia and Brazil. Advancing Pharmaceutical Pipeline Multiple Near and Medium-Term Catalysts Multiple proprietary and partnered programs spanning glaucoma, OUD, Multiple customer and proprietary drug-development programs advancing across epilepsy and sleep disorders, including late-stage and multiple indications and regulatory pathways. registration-oriented development pathways. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 0 9

One platform, two primary value drivers, multiple monetization opportunities 0 1 0 2 API Manufacturing Pharmaceutical & Supply Development EU-GMP cannabinoid APIs powering A development portfolio of the global development and cannabinoid-based therapeutics commercialization of cannabinoid- – partner-ready for global based medicines market expansion C O M P L E M E N T E D B Y C O M P L E M E N T E D B Y Nutraceuticals Animal Health The same EU-GMP ingredient platform supplies premium pharma-grade The same development expertise helps animal health companies develop and nutraceutical ingredients and fi nished products – branded and white label – to the commercialize cannabinoid medicines and OTC products for pets and supplement, beverage and personal care industries. performance species worldwide. C O M M O N I N F R A S T R U C T U R E S U P P O R T I N G A L L F O U R A P P L I C AT I O N S Pharmaceutical APIs & ingredients · Formulations & customized solutions · Clinical & regulatory expertise OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 0

Near-Term Catalysts F O U N D AT I O N F O R A C C E L E R AT I N G G R O W T H Eight programs on the path to commercial success as the next group of market-authorised cannabinoid medicines A P I S U P P LY / C U S T O M E R P R O G R A M S B R A I N S D R U G D E V E L O P M E N T P O R T F O L I O Refractory Epilepsy ANVISA · BRAZIL Glaucoma FDA · USA Registration under ANVISA review for refractory epilepsy Designed as a once-daily methazolamide therapy 2 Launching under a new brand name Pivotal bioequivalence study complete under an FDA Special Protocol Agreement (SPA) Potential for out-license to additional markets 505(b)(2) NDA submission in preparation 1 Epidiolex Generic FDA · USA Opioid Use Disorder FDA · USA U.S. generic partner pursuing approval of an Epidiolex generic Addresses a major US public-health need with no approved cannabinoid therapy Supported by a Brains supply relationship NIH-funded multi-site Phase 3 clinical trial underway with a leading medical academic institution FDA approval would open registered US prescription CBD demand for Brains API Program supported by ~$18M in NIH funding to date, including $10M allocated to the Phase 3 trial Insomnia TGA · AUSTRALIA Epilepsy FDA · USA Positive Phase 3 interim readout in June 2026 in insomnia Solid-dose CBD intended to be bioequivalent to Epidiolex Australian commercialisation rights licensed to a multinational pharmaceutical company Abbreviated, cost-effective development pathway TGA registration anticipated in 2029 Single pivotal PK study anticipated to support submission CBD Products ANVISA · BRAZIL Sleep Disorders TGA · ANVISA Pharmaceutical company in South America Sleep disorders identified as a priority area based on available clinical data Will market a portfolio of CBD products following ANVISA sanitary authorisation Available data suggests a rapid path to fi ling Development project assessment underway for several indications Funding-contingent pipeline opportunity (1) Timing of revenue from the generic Epidiolex program is subject to the patent and regulatory exclusivity position of Jazz Pharmaceuticals. (2) An SPA reflects FDA’s agreement on study design and analysis; it does not assure approval. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 1

Drug Development Pipeline Methazolamide ER 175 mg tablets for reduction of intraocular pressure Extended-Release Methazolamide over 24 hours in glaucoma conditions. Once-daily dosing designed for Glaucoma safety, convenience and improved compliance. FDA submission in PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SUBMISSION preparation. CBD 200 mg hard shell capsule in a proprietary lipidic matrix. Adjunct CBD Adjunctive Therapy therapy for opioid use disorder -- once or twice daily dosing, used in Opioid Use Disorder conjunction with current opioid treatment (methadone, buprenorphine, PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SUBMISSION naltrexone) to suppress withdrawal symptoms and cravings. Proprietary oral capsule formulation that is designed to achieve PK exposure bioequivalent to Epidiolex, for treatment of seizures associated Oral Solid-Dose CBD with Lennox-Gastaut Syndrome, Dravet Syndrome and tuberous sclerosis Epilepsy complex in patients 1 year of age and older. BID oral dosing for simpler PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SUBMISSION administration and improved compliance. Pre-IND FDA meeting to be scheduled. Oral CBD therapy for relief of mild to moderate sleep disorders and Oral CBD Therapy improvement of sleep quality in adult patients. Lead candidate emerging Sleep Disorders to potentially directly file program. Pre-submission meeting with regulators PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SUBMISSION to be scheduled. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 2

Pipeline Detail Glaucoma Opioid Use Disorder ER methazolamide · reduction of intraocular pressure CBD 200 mg adjunct therapy · FDA Pivotal bioequivalence study (32 subjects) completed under an FDA Special 450-subject, multi-site, NIH-funded Phase 3 randomised controlled trial 2 Protocol Agreement (SPA) Primary endpoint: reduction of opioid use measured by urinalysis Formulation patent protection through 2037 Brains Bio supplies clinical trial material and holds an exclusive option to negotiate a 1 Brains Bio has licensed worldwide rights (excluding Israel) licence to the program rights (1) License is for all countries worldwide, except for the State of Israel. License rights are subject to 6% and 25% royalties, $2.7M of milestones and the $500K minimum royalty. (2) An SPA reflects FDA’s agreement on study design and analysis; it does not assure approval. O C T 2 0 2 6 Q4 2026 LATE 202 7 O C T 2 0 2 6 EA RLY 2 027 P OST- READ OUT NDA submission preparation Estimated NDA fi ling Potential approval Phase 3 active Interim readout Commercial planning Epilepsy Sleep Disorders Oral solid-dose CBD · LGS, Dravet syndrome and TSC Oral solid-dose CBD therapy Proprietary oral capsule designed to achieve PK exposure bioequivalent to Epidiolex Benchmarking multiple formulations to identify lead patent protected candidates Conduct a risk mitigating pilot human bioavailability study (multiple doses) Identifi ed parallel regulatory pathways by expansion of clinical trial sites versus Epidiolex Available data suggests a rapid path to fi ling Pivotal bioequivalence study versus Epidiolex; complete CMC and pre-IND package O C T 2 0 2 6 PLANNED 2029 O C T 2 0 2 6 P L ANNED 2030 Formulation and CMC Pre-IND FDA meeting Anticipated launch Formulation benchmarking Pre-submission meeting Anticipated launch OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 3

From cannabinoid platform to $7.2B acquisition: the GW Pharma precedent GW listed in the U.S. in 2013 at a $130M equity value. Its blockbuster, Epidiolex, did not yet exist as a program. Eight years later Jazz paid $7.2B. G W E Q U I T Y V A L U E , U S$ E A R LY A C C E S S P I V O TA L P H A S E 3 F D A R E V I E W A P P R O V E D & C O M M E R C I A L A C Q U I R E D $7.2B Epidiolex 2025 net sales: $1.1B Source: Jazz FY2025 results $4.8B $4.6B 13x from IPO before Phase 3 data $3.9B $3.2B $2.4B $2.3B Epidiolex not yet $1.7B a program. $0.13B May-13 Jun-14 Apr-15 Jul-16 Dec-17 Oct-18 Feb-20 Feb-21 May-21 U.S. IPO at $8.90/ADS IND, Fast Track, early data Phase 3 trials start Two positive Phase 3s NDA accepted, priority After approval (Jun-18); 2019 Epidiolex sales Unaff ected; 2020 sales Jazz, $220/ADS, ~50% review U.S. launch Nov-18 $296M $511M premium to unaff ected price May-13 IPO · Jun-14 IND + Fast Track · 2015 Phase 3 start · Mar/Jun-16 Phase 3 wins (Dravet, LGS) · Oct-17 NDA submission complete · Dec-17 NDA accepted, priority review · Jun-18 FDA approval · Nov-18 U.S. launch · Feb-21 Jazz off er · May-21 close Shown for historical context only. GW Pharmaceuticals differs from Brains in stage, scale and risk profile. This precedent is not a prediction or indication of Brains’ future performance, valuation or any transaction and there is no guarantee Brains will have a similar result. Historical equity values calculated as ordinary shares outstanding ÷ 12 (ADS ratio) × price per ADS. May 2013–October 2018 values use IPO/follow-on off ering prices and corresponding disclosed share counts; February 2020 and February 2021 values use closing market prices and the nearest publicly disclosed share counts. Figures are approximate and rounded. Historical values represent equity market capitalization, not enterprise value. The $7.2B Jazz acquisition represents total purchase consideration, including equity awards ($6.7B net of GW cash). Sources: GW Pharmaceuticals SEC fi lings, including the 2013 IPO prospectus, 2014–2018 off ering prospectuses and Forms 6-K, FY2019 Form 10-K, 2020 Form 10-Q, and Jazz/GW February 2021 acquisition announcement. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 4

Brains’ lead indications address established global markets M A R K E T O P P O R T U N I T Y 2 Epilepsy $10.0B Anti-epileptic drugs · 2025, global Forecast $12.5B by 2030 $28B 1 Glaucoma Sum of four third-party 2025 market estimates from $8.8B Glaucoma therapeutics · 2025, global Forecast $14.4B by 2034 diff erent sources and methods. Shown for context only; not Brains’ addressable market. 3 Insomnia $5.5B 5 Insomnia market · 2025, global Forecast $6.8B by 2034 $1.06B Epidiolex 2025 net product sales: one cannabinoid 4 medicine at blockbuster scale. Opioid Use Disorder $3.9B OUD treatment · 2025, global Forecast $9.3B by 2034 1 IMARC Group, Glaucoma Therapeutics Market 2 Mordor Intelligence, Epilepsy Drugs Market Report, 3 IMARC Group, Insomnia Market Report, 2026–2034 4 Fortune Business Insights, Opioid Use Disorder 5 Jazz Pharmaceuticals plc, Form 10-K, FY2025 Report, 2026–2034 2025–2030 Market Report, 2026–2034 (Epidiolex/Epidyolex net product sales $1,059.2M) Market sizes represent the broader therapeutic categories and do not refl ect Brains Bio’s estimated direct addressable market, expected market share, or projected revenues. $28B is the sum of third-party estimates of total 2025 global market size for each indication. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 5

EU-GMP Development & Manufacturing Large-scale cannabinoid API production in the UK, advancing a diversifi ed portfolio of APIs, formulations and fi nished products backed by pharmaceutical-grade quality B R A I N S F A C I L I T Y S P E C S M A N U F A C T U R I N G C A P A B I L I T Y Robust and scalable manufacture and supply 25,000 sq. ft. facility Eight API and nutraceutical manufacturing lines 12.8 tons maximum annual production capacity Estimated fi ve-year capacity runway Multiple customer and health agency audits Located in Kent, England Consistent product quality demonstrated in over 500 batches Supported by network of approved GMP CDMOs Schedule 1 Controlled Substances License T E C H N I C A L P A C K A G E S EU GMP Certifi cation for Human & Veterinary Medicines US DMF and EU ASMF GMP Compliance Number: Insp GMP/GDP 48727. 176528460001 UK CEP granted MHRA Drug Substance documentation available to support regulatory submissions Importer or Distributor of API Drug Product documentation available for diff erent dosage forms via commercial partner MHRA Site Number: 17652846 Drug Substance information referenced in multiple customer fi lings (including FDA, MHRA, EMA, ANVISA) Inspected and Registered with MHRA UK API 48727 Manufacturer OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 6

Barriers to Replication T H E M O AT , Q U A N T I F I E D What a new entrant would have to build, step by step, before competing for a single regulated customer. PROCESS DEVELOPMENT 2 yrs SPECIFICATION & 2.5 yrs OPTIMISATION FACILITY BUILDOUT AND 1.5 yrs STAFF DATA PACKAGE GENERATION 1.5 yrs REGULATORY APPROVALS 3 yrs CUSTOMER QUALIFICATION 1.5 yrs Year 0 2 4 6 8 10 12 ~12 years end-to-end if run sequentially -- every one of these steps is already built and operating at Brains. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 7

Long-Standing Relationships with Leading Multinationals P H A R M A C E U T I C A L P A R T N E R · B R A Z I L S T R A T E G I C S H A R E H O L D E R * Leading Generic Global Nutrition, Drug Manufacturer Health & Beauty Company API supply relationship supporting cannabinoid portfolio including a Strategic relationship supporting the Company’s growth as a registered epilepsy product major shareholder P H A R M A C E U T I C A L P A R T N E R · U . S . N U T R A C E U T I C A L C U S T O M E R · U K Multi-national Generic Leading Vitamin & Pharmaceutical Company Supplement Brand Company API supply relationship supporting U.S. generic Epidiolex Nutraceutical commercial relationship for pharmaceutical-grade CBD development and commercialisation products and ingredients *Insider and major shareholder of the Company (strategic relationship, not a supply relationship). OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 8

High Quality APIs, including our CBD API Brains Bio’s natural, hemp-derived CBD API – manufactured to EU-GMP standards with a unique suite of licenses and registrations, and used as the active ingredient in multiple third-party pre-clinical and clinical studies worldwide. High Purity and Quality Demonstrable Product Full set of independent Technical Packages Consistency certifi cations Data packages including US DMFs, EU EU GMP CBD API (98.0–102.0%) Fully defi ned API specifi cation Non-genetically modifi ed (Non- ASMFs and IMPD GMO) organism ICH-Q7 compliant impurity profi le Data supporting product CEP certifi cation granted < 0.15% consistency from >500 commercial Halal Drug Substance (DS) section scale batches with negligible THC below the limit of detection Kosher investigational medicinal product variation and within required dossier (IMPD) of 0.000006% specifi cation Drug Product (DP) section IMPD 3-year retest date available for diff erent dosage forms via commercial partner Drug substance data referenced in regulatory fi lings (including FDA, MHRA, EMA, TGA, ANVISA) supporting development programs A P I B L U E P R I N T Blueprint for all APIs with unique suite of manufacturing certifi cations (MHRA) coupled with comprehensive data packages OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 1 9

API Manufacturing & Supply Supply of cannabinoid APIs and products to meet customer needs across clinical development and commercialization of authorized pharmaceutical products -- ensuring fl exibility, scalability, and global reach Provision of end-to-end solutions to unlock cannabinoid-based therapies Executed supply agreements and long-term strategic customer relationships API portfolio: CBD, D8-THC, D9-THC, CBN and CBG solids · Drug intermediates: lipid-based, cyclodextrin-based and amorphous dispersions · Medical fi nished products: CBD oil and capsules Active customer focused cannabinoid API R&D program OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 20

Nutraceutical & Consumer Products Portfolio Pharma-grade nutraceutical ingredients and fi nished consumer products, monetizing the same EU-GMP platform Nutraceutical Finished Products Brands Ingredients Nutra CBD isolate solid CBD Oils, Capsules and Gummies Brains Pure CBD Ph. Eur. CBD isolate solid CBD creams, gels and serums Vitality CBD Nutra CBG isolate solid Nutra CBDA isolate solid Nutra CBDV isolate solid OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 1

Animal Health Business Growing bank of early-stage cannabinoid clinical research and real-world evidence supporting cannabinoid use in animals. Early-mover opportunity in the veterinary cannabinoid market, targeting co-development opportunities with accelerated routes to market. Leveraging human clinical data and formulations to accelerate veterinary product development. Focus on companion animals (dogs, cats) and performance species (horses, camels, falcons) where cannabinoid therapies are being developed and evaluated. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 2

Management Team M A N A G E M E N T T E A M A N D A D V I S O R S Ricky Brar Jas Kalsi Dean Billington Bill Purves Founder, CEO and Chairperson Chief Financial Oc ffi er Chief Operating Officer Chief Commercial Oc ffi er A serial entrepreneur with a record of fi rsts in the Chartered Professional Accountant with over 30 A leading scientist in pharmaceutical, biotech and Experienced commercial executive who has built cannabinoid industry. years of experience. healthcare, with a wealth of experience in cannabinoids businesses and led teams across international markets. and CBD. Established the Brains product as Brazil’s first Former KPMG audit partner on private, government sector GSK -- CFO of Sub-Saharan Africa, followed by Executive registered medical cannabis product. and public audit clients. Extensive pharmaceutical regulatory and Director Business Development (International Region). compliance expertise. Partnered with the largest vitamin distribution company in A decade of experience in mail order pharmacy and Over 25 years experience in the global biopharmaceutical the UK. pharmaceutical development. Former Applied Chemistry Executive at world’s leading and medical cannabis industry across multi-national and pharmaceutical Rx cannabinoid company. start-up companies. Co-founder of SunPharm, successfully RTO’ed Bevo Proven track record in hiring top-level executives, to create Canadian LP; a founding member of the CMC restructuring, raising capital and international audit clients Former Global Head of QA for Caligor Rx; former Director Co-founder of a pharma development company. and CDPRG. with multiple securities fi ling requirements. for Fisher Clinical Services. Dr. Priyajit “Bobby” Prasad Michael Spector Susan Sobolov, Ph.D Alexandru Zabara, Ph.D Chairman, Medical Advisory Board Advisor, Pharma Advisor, Pharma Advisor, Formulation Development MBBS, FRCP, FACP, FRCPI, FASGE, MBA. Internationally Proven pharmaceutical leader, entrepreneur, and drug 25+ years leading clinical programs. Delivered 28 programs Formulation technology expert specializing in controlled recognized clinical leader with more than 25 years of active developer. Co-founded Caelum Biosciences and led it from to IND in neuroscience at Pfi zer. Led approval of Incivek at and targeted release systems; Principal Consultant and practice spanning the UK, US and GCC. inception (2017) through to its acquisition by Alexion, Vertex and built out enterprise portfolio management. Managing Director of InSciTe Consulting. AstraZeneca Rare Disease (2021). Built 6 pharmaceutical Most recently Consultant Gastroenterologist and Chair of Built Novartis Research (NIBR) project management offi ce Five years at DSM spanning Innovation Manager Pharma companies leading to multiple acquisitions and one Innovation and Business Development at Mayo Clinic across 8 therapeutic areas; built out mRNA business unit at & Medical Nutrition, Technology Platform Director out-license for late-stage company. Healthcare, London. Alexion and Mustang Bio’s CART and cell-therapy portfolio. and EMEA Principal Scientist; previously Team Lead, 30+ years of biotechnology experience. GSK, Anti-infective Controlled Release. Appointed Chairman of Brains Bio’s Medical Advisory Caelum COO since inception: program strategy and US Marketing Head, CEO GSK South Africa (Pharma Trade Board in April 2026, guiding clinical and medical strategy operations across Phase 2 & 3 design and execution, PhD in Life Sciences (ETH Zürich, incl. postdoc); MSc in President); experience working in Brazil, UK, US, and across the development portfolio. translational science, regulatory, quality and CMC. Protein Science (Lund University). South Africa. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 3

Financial Outlook, FY2022–FY2031 T O TA L R E V E N U E B Y D I V I S I O N · U S$ A C T U A L F O R E C A S T $471.6M F Y 2 0 3 1 E R E V E N U E $471.6M $284.8M API $333.6M $165.3M Pharma $124.7M Nutra $13.3M $75.5M $11.6M $6.0M $7.8M $7.6M $8.8M $8.4M FY22 FY23 FY24 FY25 FY26 FY27E FY28E FY29E FY30E FY31E Years ended 31 March. FY2022–FY2026 actuals; FY2027E–FY2031E per management’s forecast model (October 2026). Forecasts are not guidance and are not assured. Material basis and assumptions: forecast revenue comprises (i) existing API, nutraceutical and commercial customer revenue; (ii) partner programs, including Refractory Epilepsy Brand launches by market from January 2027 (risk-adjusted using success factors of 75% to 95% by region) and API supply for a generic version of Epidiolex from Q1 FY28 (not risk-adjusted; timing subject to the patent and regulatory exclusivity position of Jazz Pharmaceuticals); and (iii) Brains’ development programs (glaucoma, OUD, oral CBD and sleep disorders), weighted by probability of success with reference to BIO / Informa / QLS clinical development benchmarks (the sleep disorders program is weighted at 90% in the Company model, reflecting the ANVISA sanitary authorization pathway in Brazil), including milestone license income and API sales to partners ahead of approval. The forecast assumes regulatory approvals and launches on the timelines shown in this presentation, continued customer and partner performance, and available manufacturing capacity. The forecast assumes transaction proceeds are available to fund operations, research and development and capital expenditure; to the extent a portion is used to pay existing liabilities, less capital would be available and results could differ. See page 25 for the revenue bridge and further assumptions. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 4

8 Revenue Bridge, FY2027E–FY2031E M A N A G E M E N T F O R E C A S T · R I S K - A D J U S T E D Revenue grows from $8.4M in FY27E to $471.6M in FY31E. ~48% of the uplift is Brains’ development programs, probability-weighted; ~42% is partner programs. R E V E N U E B R I D G E F Y 2 7 E → F Y 3 1 E , U S$ M Partner programs Existing / commercial customers Development programs (risk-adjusted) N O N - P R I C E C R O S S - C H E C K S +71.2 $471.6M +36.9 47% +23.5 +89.7 of FY31E revenue from Brains’ development programs, after probability-of-success weighting (BIO approval benchmarks: 52% from Phase III, 91% from NDA fi ling)¹ +12.8 +19.7 +16.9 +8.4 +184.1 ~10% blended FY31E Refractory Epilepsy Brand penetration of $8.4M ~0.9M CBD-treatable refractory epilepsy patients in 10 2 markets, vs. 25% modelled peak 5 7 7 6 4 FY27E Epilepsy Brand Generic Epidiolex Other CBD API New Cannabinoids Nutra Glaucoma Oral CBD OUD Sleep Disorders FY31E Year to Mar-27 From Q4 FY27 In market Q1 FY28 In market Q1 FY28 Q1 FY29 From FY31 Year to Mar-31 Q1 FY28 Q1 FY30 Implied FY31E partner net sales (risk-adj.) vs. reference R E V E N U E P AT H B Y S O U R C E , U S$ M market³ FY 2 7 E FY 2 8 E FY 2 9 E FY 3 0 E FY 3 1 E Δ FY 2 7– 3 1 E % O F Δ Glaucoma (US) $390M $8.8B global 4.4% Partner programs 6.7 40.6 66.2 143.7 199.2 +192.5 42% OUD (US) $71M $3.9B global 1.8% Existing / commercial customers 1.7 14.3 29.0 43.7 51.1 +49.4 11% Oral CBD (US) $38M $1.06B Epidiolex 3.6% Development programs (risk-adjusted)⁴ – 20.6 70.1 97.4 221.3 +221.3 48% Total revenue 8.4 75.5 165.3 284.8 471.6 +463.2 100% Source: Company model – Brains Bioceutical Annual Forecast Model FY2027–FY2031 (11-Oct-2026), Annual Income Statement and product tabs (CBD API (3) Partner net sales from company model (risk-adjusted). Reference markets as cited on page 15: IMARC Group, Glaucoma Therapeutics Market (2025: $8.8B); Sales, Pharm Eur, New Cannabinoids, CBD Nutra, Epilepsy Brand, program Summary/Model tabs, Key Assumptions). Fiscal years end 31 March (FY27E = Apr-26 Fortune Business Insights, OUD Market (2025: $3.9B); Jazz Pharmaceuticals FY2025 Form 10-K (Epidiolex/Epidyolex net product sales $1,059.2M). US-only to Mar-27). US$M; totals may not sum due to rounding. sales compared with global markets; indicative only. (1) Probability-of-success weight applied in the company model to partner sales (pipeline) or patient volumes (Refractory Epilepsy Brand); generic Epidiolex, other (4) Sleep disorders (oral CBD therapy): first revenue FY31E, booked in the company model at a 90% weight reflecting the ANVISA sanitary authorization pathway in customers, new cannabinoids and nutraceuticals not risk-adjusted. Benchmarks: BIO / Informa / QLS, Clinical Development Success Rates 2011–2020 (likelihood Brazil. This is not FDA, MHRA or TGA approval. Shown within development programs. of approval from Phase III 52.4%; NDA/BLA to approval 90.6%). (5) Generic Epidiolex revenue is API supply for a generic version of Epidiolex being developed by a U.S. generic partner. It is shown without risk adjustment and (2) Addressable = CBD-treatable refractory patients (30% of refractory; refractory 30–35% of epilepsy population), ~0.9M across Brazil, Colombia, Uruguay, EU-4, represents less than 2% of FY31E revenue. Its timing is subject to the patent and regulatory exclusivity position of Jazz Pharmaceuticals. UK, Australia and US. Launches: Brazil Jan-27, Colombia/Uruguay Jul-27, EU-4/Australia Jul-28, US/UK Jan-29. Success factors 95% Brazil, 90% LatAm, 80% (6) OUD revenue assumes Brains exercises its exclusive option to negotiate a licence to the program. EU/AU, 75% US/UK. Blended FY31E figure is risk-adjusted. (7) Before approval or launch, glaucoma and oral CBD revenue is milestone license income and sale of API for partner pre-launch stock build. After approval, (8) The forecast assumes completion of a $100M financing, which has not been committed. See footnote (1) on slide 27. revenue reflects license income (milestones and royalties) and API sales. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 5

Brains Bio Manufacturing & Specialty Valuation Benchmarking: (calendarized) Ingredients Pharma EV / Sales vs. Comparables EV / 2028E sales (1)(2)(3) EV / 2029E sales (1)(2)(3)(5) Growth-adjusted EV / 2028E sales (1)–(4) Growth-adjusted EV / 2029E sales (1)–(5) Idorsia Idorsia IFF Indivior 8.3x 7.0x 70.9x (4%) 92.7x (4%) Brains Bio (cal.) Lonza Indivior IFF 6.2x 4.2x 56.3x (6%) 73.5x (4%) Lonza Brains Bio (cal.) DSM-Firmenich Alcon 4.7x 3.5x 52.2x (5%) 45.0x (6%) Indivior Indivior Alcon Siegfried 3.6x 3.5x 48.7x (6%) 40.1x (6%) Jazz Pharma Jazz Pharma Santen Idorsia 3.5x 3.1x 45.5x (4%) 38.3x (18%) IFF IFF Lonza Lonza 3.2x 3.1x 39.5x (12%) 32.9x (13%) Alcon Alcon Jazz Pharma DSM-Firmenich 3.0x 2.8x 37.5x (9%) 29.9x (8%) DSM-Firmenich DSM-Firmenich Bausch + Lomb Jazz Pharma 2.5x 2.3x 32.1x (5%) 29.7x (11%) Siegfried Siegfried Siegfried Bausch + Lomb 2.3x 2.2x 31.8x (7%) 17.4x (9%) Santen Santen Idorsia Piramal Pharma 1.9x 1.6x 27.7x (30%) 12.7x (12%) Bausch + Lomb Bausch + Lomb Piramal Pharma Santen 1.7x 1.6x 14.2x (12%) 8.8x (19%) Piramal Pharma Piramal Pharma Brains Bio (cal.) Brains Bio (cal.) 1.7x 1.5x 4.4x (144%) 4.5x (78%) Notes: Comps ranked highest to lowest. Multiples are calculated in each company’s native currency (currency-neutral). Growth shown in brackets is YoY sales growth for (4) Growth-adjusted EV / sales = EV / sales ÷ YoY sales growth (as a decimal); 2028E uses 2028E / 2027E growth, 2029E uses 2029E / 2028E growth. Lower = cheaper the year in question. DSM-Firmenich, included as a comparable, is an insider and major shareholder of the Company. per unit of growth. At Brains Bio’s growth rates (144% / 78%) the ratio compresses mechanically and does not capture execution risk. (1) Brains Bio EV of $891.8M = 118.83M pro forma shares × $10.20 − $331.6M transaction cash to balance sheet + $11.7M loans − $0.4M cash and ST investments at (5) Piramal Pharma 2029E sales extrapolated at 2028E growth (no FactSet FY2029 consensus). Santen FY2029 consensus (+18.6%) is well above trend. Thin coverage 6/30/26. The convertible debenture converts into equity at closing and is included in the $750.0M rollover; no new shares are issued in respect of it. Assumes no for Indivior (3 estimates) and Idorsia (2). IFF estimates reflect divestitures. redemptions; excludes up to 15.0M earnout shares. Sources: FactSet (pricing and estimates as of 10/13/2026); Brains Bioceutical management forecast; Brains Bioceutical Corp. consolidated financial statements, (2) Brains Bio sales are management forecasts (FY ends 31 March), not consensus, calendarized 25% / 75% to CY2027E $58.7M, CY2028E $142.8M and CY2029E 6/30/2026 (unaudited); deal team (share price, SPAC share count). $254.9M. Without calendarization (FY29E / FY30E mapped to 2028E / 2029E): EV / sales 5.4x / 3.1x; growth-adjusted 4.5x / 4.3x. (3) Comps: EV = FactSet enterprise value, latest reported period (may not reflect 10/13/26 share prices); sales = FactSet consensus mean as of 10/13/26. Piramal Pharma and Santen (March FYE) use fiscal years ending March 2028 / March 2029. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 6

Sources, Uses & Pro Forma Ownership P R O P O S E D S P A C B U S I N E S S C O M B I N AT I O N 1 S O U R C E S ($ M ) T R A N S A C T I O N H I G H L I G H T S P R O F O R M A O W N E R S H I P Brains Bio Rollover $750.0 Valuation. Pre-money equity valuation of $750M for Brains Bioceutical, with 100% equity rollover by existing shareholders. 1 Assumed Financing Proceeds (illustrative) $100.0 Financing. SPAC and Company may pursue a potential SPAC Trust Proceeds (assumes no redemptions) $251.6 financing in connection with the business combination. Total Sources $1,101.6 Use of proceeds. Net proceeds are intended to be used for general corporate purposes, including the payment of liabilities. U S E S ($ M ) SHARES % OWN Equity to Target $750.0 (M) Trust account. $251.6M held in trust as of 6/30/26, estimated at approximately $251.6M at Closing; available to fund closing Brains Bio Rollover Equity 75.00 63.1% Cash to Balance Sheet $331.6 proceeds assuming no redemptions. SPAC Public Shareholders 24.85 20.9% Estimated Transaction Expenses $20.0 Assumed Financing Investors 9.80 8.2% 1 (illustrative) Total Uses $1,101.6 Sponsor Promote Shares 8.51 7.2% (1) Assumes proceeds from potential financing that may be pursued by SPAC and Company. No offer or solicitation has been made to date in respect of any Sponsor / Underwriter Placement 0.67 0.6% such financing, and there is no certainty that any financing will be pursued or achieved. See “Forward-Looking Information” on slide 5. Total 118.83 100.0% Brains has existing indebtedness, including a convertible debenture, a significant R E D E M P T I O N S E N S I T I V I T Y ( I L L U S T R A T I V E ) portion of which is classified as current, and its financial statements include Shares (M) Brains Bio % Cash to B/S disclosure of a material uncertainty regarding its ability to continue as a going No redemptions 118.83 63.1% $331.6M concern. Existing loans are reflected in the enterprise value build on page 26; the 50% redemptions 106.41 70.5% $205.8M convertible debenture converts into equity at closing. The Brains board of Maximum redemptions 93.98 79.8% $80.0M directors has approved up to $25 million of working capital funding, on an as No redemptions, no financing 109.03 68.8% $231.6M needed basis. Trust proceeds of $251.6M assume no redemptions by public Maximum redemptions, no financing 84.18 89.1% ($20.0M) Brains Bio % is Brains Bio Rollover Equity as a share of pro forma shares. Maximum redemptions shareholders. Excludes up to $150.0M of potential earnout consideration (two assumes all 24.85M public shares are redeemed. The first three rows assume a $100M financing, which has not been committed (footnote 1). There is no minimum cash condition. Cash to B/S is $75.0M tranches) issuable to Existing Equityholders at PubCo share price remaining trust plus any assumed financing, less $20.0M of estimated expenses; a negative figure hurdles of $12.50 and $15.00, subject to escrow release conditions. means expenses would exceed available cash. Excludes earnout shares. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 7

Summary Risk Factors P R O P O S E D S PA C B U S I N E S S C O M B I N AT I O N · 1 O F 3 An investment in the securities of Brains Therapeutics Corp. (“PubCo”) involves a high degree of risk. The following is a summary of certain principal risks relating to Brains Bioceutical Corp. (“Brains”), PubCo and the proposed business combination with Armada Acquisition Corp. III (“Armada”) (the “Business Combination”). It is not exhaustive and should be read together with the more complete discussion under “Risk Factors” in the registration statement on Form F-4 to be filed with the SEC, and with Armada’s fi lings with the SEC. These risks could cause actual results to diff er materially from the forward-looking statements in this presentation. R I S K S R E L AT E D T O B R A I N S ’ F I N A N C I A L C O N D I T I O N R I S K S R E L AT E D T O M A N U FA C T U R I N G , S U P P LY A N D C U S T O M E R S R I S K S R E L AT E D T O P R O D U C T D E V E L O P M E N T A N D R E G U L AT O R Y A P P R O V A L Brains has a history of operating losses and negative operating cash fl ow, and its Substantially all of Brains’ active pharmaceutical ingredient (“API”) production is fi nancial statements include disclosure of a material uncertainty that may cast carried out at a single facility in Kent, England. Loss of, damage to or regulatory action None of Brains’ product candidates has received marketing authorisation from the FDA, the MHRA, the EMA or any other regulator, and none may ever do so. Drug signifi cant doubt on its ability to continue as a going concern. against that facility would materially disrupt the business. development is lengthy, expensive and uncertain. Brains has substantial indebtedness, a signifi cant portion of which is secured over the Manufacturing depends on UK MHRA registrations and GMP/GDP certifi cation and on The clinical record for cannabinoid medicines is mixed. Published third-party studies assets of its operating subsidiaries and classifi ed as current. Its ability to repay or UK Home Offi ce controlled drugs licences. These are entity- and site-specifi c, subject have reported negative or inconclusive results in indications relevant to Brains’ refi nance that indebtedness depends on completion of the Business Combination or to inspection and renewal, and may need to be varied or re-issued in connection with other fi nancing that may not be available on acceptable terms, or at all. the Business Combination or any change of name or control. Any suspension, refusal programmes, and Brains’ programmes may fail to demonstrate safety or effi cacy. or delay could halt production. Brains will require substantial additional capital to fund its pharmaceutical Rights to certain programmes depend on agreements with third parties, including an development programmes and operations. Future fi nancings may be dilutive or may Revenue is concentrated in a small number of customers, with limited long-term exclusive option to negotiate a licence that has not been exercised and in-licensed impose restrictive terms. purchase commitments. The loss of, or reduced orders from, a principal customer, patent rights. Those rights may be lost if Brains fails to meet its obligations, and counterparties may allege that it has not met them. or a counterparty’s failure to meet its contractual obligations, would materially Brains is, and may in future be, party to legal proceedings and commercial disputes reduce revenue. The commercial value of products developed by Brains’ customers and partners, with creditors, counterparties and others. Adverse outcomes could require signifi cant payments, divert management attention or restrict operations. Brains relies on a limited number of suppliers for cannabinoid raw material, and supply including generic products, depends on regulatory approvals and on patent challenges interruption, quality failure or price increases could impair production and margins. and litigation that Brains does not control. Fair value accounting for derivative liabilities, convertible instruments and earnout consideration has caused, and may continue to cause, signifi cant non-cash volatility in Brains competes with larger and better-resourced pharmaceutical companies and API Brains relies on third parties, including contract research organisations, academic institutions and clinical investigators, to conduct its clinical trials, and their failure to reported results. manufacturers, and regulatory changes may lower barriers to entry. perform could delay or compromise its programmes. Brains has not operated as a public company. Its fi nancial reporting systems, controls and personnel may be inadequate, and material weaknesses in internal control over R I S K S R E L AT E D T O T H E R E G U L AT I O N O F C A N N A B I N O I D S fi nancial reporting may be identifi ed. The U.S. federal defi nition of hemp changes on 12 November 2026. Cannabinoid material that does not meet the new total-THC limits will become a Schedule I controlled substance, which may render a signifi cant portion of U.S. hemp-derived products, including customers’ products, unlawful. Cannabinoids remain subject to controlled substances regimes in the United States, the United Kingdom and other jurisdictions. Changes in scheduling, enforcement or licensing could restrict Brains’ ability to manufacture, import, export or sell its products, or could increase competition. No cannabidiol food or supplement ingredient has been authorised under the novel foods regimes in Great Britain or the European Union. Applications may be refused, delayed or terminated, and national authorities have taken enforcement action against CBD products. The FDA has not permitted cannabidiol to be marketed in foods or dietary supplements, and regulatory or enforcement action could reduce demand for Brains’ consumer and ingredient products. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 8

Summary Risk Factors P R O P O S E D S PA C B U S I N E S S C O M B I N AT I O N · 2 O F 3 R I S K S R E L AT E D T O I N T E L L E C T U A L P R O P E R T Y R I S K S R E L AT E D T O T H E B U S I N E S S C O M B I N AT I O N R I S K S R E L AT E D T O O W N E R S H I P O F P U B C O S E C U R I T I E S Brains relies signifi cantly on trade secrets and unpatented know-how, which may be The Business Combination is subject to conditions, including shareholder approvals, There has been no public market for PubCo’s securities. The market price may be diffi cult to protect, and competitors may independently develop equivalent processes. approval of the plan of arrangement by the Supreme Court of British Columbia, volatile and may decline below the price paid by investors or the value implied by the Business Combination. effectiveness of the registration statement and Nasdaq listing approval. It may not be Brains may be subject to claims that it infringes third-party intellectual property, and its completed on the expected timetable, or at all. in-licensed rights may be challenged, narrowed or terminated. PubCo must meet Nasdaq’s initial and continued listing requirements. Following recent rule changes, certain defi ciencies after a business combination may lead to Redemptions by Armada’s public shareholders may substantially reduce the cash suspension or delisting without a cure period. available to PubCo at closing. There is no minimum cash condition, and PubCo may close with less cash than anticipated. PubCo expects to qualify as a foreign private issuer. If it does not, or later loses that status, it will incur the costs of reporting as a U.S. domestic issuer. The SEC is No financing has been committed in connection with the Business Combination, and reviewing the foreign private issuer defi nition. any financing, including up to $25 million of working capital funding whose source and terms have not been determined, may not be obtained in the amounts or on the terms As a company combining with a former shell company, PubCo will be subject to expected, or at all. restrictions on the use of Rule 144 and will be ineligible to use Form S-3 for a period after closing. Because there is no minimum cash condition and no financing has been committed, PubCo could complete the Business Combination with little or no cash, which could PubCo may be classifi ed as a passive foreign investment company, or may be treated require it to obtain additional financing promptly after closing and could affect its ability as a U.S. corporation for U.S. federal income tax purposes, either of which could have to continue as a going concern. adverse tax consequences for holders. Armada’s sponsor, officers and directors have interests in the Business Combination PubCo is a British Columbia company and a signifi cant portion of its assets, directors that differ from, and may conflict with, those of Armada’s public shareholders. and offi cers are located outside the United States, which may make it diffi cult to eff ect service of process or enforce judgments. Completion requires consents from lenders, shareholders holding contractual rights and other third parties, which may be withheld or given only on adverse terms. Following closing, Brains’ founder and certain signifi cant shareholders are expected to hold a substantial portion of PubCo’s shares and may be able to exert signifi cant Shareholders may exercise dissent rights. infl uence over matters requiring shareholder approval. The number of PubCo shares issued to Brains securityholders is subject to adjustment, including for indebtedness and working capital at closing, and will not be known until shortly before closing. Earnout shares will be issued only if PubCo’s share price reaches specified thresholds within a specified period. Their issuance would dilute other shareholders, and their accounting treatment may cause volatility in reported results. Securityholders will experience dilution from sponsor shares, warrants, earnout shares, equity incentive awards and future issuances. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 2 9

Summary Risk Factors P R O P O S E D S PA C B U S I N E S S C O M B I N AT I O N · 3 O F 3 In these risk factors, “AACI” (also referred to in this presentation as “Armada”) means Armada Acquisition Corp. III; “PubCo” means Brains Therapeutics Corp.; “Brains” means Brains Bioceutical Corp.; the “Business Combination” means the proposed business combination among AACI, Brains and PubCo; the “Business Combination Agreement” means the agreement among those parties governing the Business Combination; and “IPO” means AACI’s initial public offering. R I S K S R E L A T E D T O T H E B U S I N E S S C O M B I N A T I O N ( C O N T I N U E D ) Combination Agreement. R I S K S R E L A T E D T O B E I N G A P U B L I C C O M P A N Y The exercise of AACI’s directors’ and executive officers’ discretion in agreeing to PubCo’s management team has limited experience managing a public company, and AACI’s warrants will become warrants of PubCo exercisable for PubCo’s shares changes or waivers in the terms of the Business Combination may result in a conflict the additional requirements for public companies may strain resources and divert following the Business Combination, which would increase the number of shares of interest when determining whether such changes to the terms of the Business management’s attention. eligible for future resale in the public market and result in dilution to PubCo Combination or waivers of conditions are appropriate and in AACI’s shareholders’ shareholders. PubCo will incur increased costs as a result of operating as a public company, and its best interest. management will devote substantial time to new compliance initiatives. Nasdaq may not list PubCo’s securities on its exchange, which could limit investors’ AACI and Brains will incur significant transaction and transition costs in connection ability to make transactions in PubCo’s securities and subject PubCo to additional PubCo could be a target of securities class action and derivative lawsuits, which with the Business Combination. trading restrictions. could result in substantial costs. The announcement of the proposed Business Combination could disrupt Brains’ AACI’s independent registered public accounting firm’s report contains an If securities or industry analysts do not publish research about PubCo at all or publish relationships with its business partners and others, as well as its operating results and explanatory paragraph that expresses substantial doubt about AACI’s ability to inaccurate or unfavorable research about PubCo or its business, the market price business generally. continue as a “going concern.” and/or the trading volume of PubCo’s shares could decline. Subsequent to consummation of the Business Combination, PubCo may be exposed Neither AACI nor its shareholders will have the protection of any indemnification, PubCo will be governed by the corporate laws of British Columbia, Canada, which in to unknown or contingent liabilities and may be required to subsequently take escrow, purchase price adjustment or other provisions that allow for a post-closing some cases have a different effect on shareholders than the corporate laws of write-downs or write-offs, restructuring and impairment or other charges that could adjustment to be made to the consideration payable pursuant to the Business Delaware. have a significant negative effect on PubCo’s financial condition, results of operations Combination Agreement in the event that any of the representations and warranties and PubCo’s share price, which could cause you to lose some or all of your made by Brains in the Business Combination Agreement ultimately proves to be R I S K S R E L A T E D T O A A C I investment. inaccurate or incorrect. AACI may not be able to consummate an initial business combination within 18 Investors may not have the same benefits as an investor in an underwritten public The ability of AACI shareholders to exercise redemption rights with respect to a large months after the closing of AACI’s IPO, in which case AACI would cease all offering. number of AACI’s Class A ordinary shares, the terms of the proposed Business operations except for the purpose of winding up and AACI would redeem AACI’s The historical financial results of Brains included in this presentation may not be Combination or other factors may not allow AACI to complete the Business Class A ordinary shares and liquidate, and AACI’s warrants would expire worthless. Combination or optimize the capital structure of PubCo. indicative of what PubCo’s actual financial position or results of operations would Past performance by AACI’s management team or their respective affiliates may not have been. PubCo’s ability to be successful following the Business Combination will depend be indicative of future performance of an investment in AACI’s securities. During the pendency of the Business Combination, AACI and Brains may not be able upon the efforts of PubCo’s board of directors and key personnel, and the loss of such AACI is dependent upon AACI’s officers and directors and their departure could persons could negatively impact the operations and profitability of PubCo’s to enter into a business combination with another party because of restrictions in the adversely affect AACI’s ability to operate. Business Combination Agreement, which could adversely affect their respective post-Business Combination business. businesses. Further, certain provisions of the Business Combination Agreement may AACI’s non-redeeming shareholders and Brains’ shareholders may not realize a discourage third parties from submitting alternative takeover proposals, including benefit from the Business Combination commensurate with the ownership dilution proposals that may be superior to the arrangements contemplated by the Business they will experience in connection with the Business Combination. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 3 0

Canadian Investor Rights S TAT U T O R Y R I G H T S O F A C T I O N · 1 O F 2 Investors’ Rights Alternatively, where the investor purchased securities from the Company, the investor may elect to exercise a Alternatively, the investor may elect to exercise a right of rescission against the Company, and, when the right of rescission against the Company, and, when the investor so elects, the investor shall have no right of investor so elects, the investor shall have no right of action for damages. Neither the Company nor any person The following summary of the statutory rights of action for damages or rescission will apply to a Canadian action for damages against the Company. referred to above will be liable for misrepresentations in this presentation if the Company or the person proves investor of securities of the Company in the event that this presentation is deemed to be an off ering that the investor purchased securities with knowledge of the misrepresentation. memorandum pursuant to securities legislation in the applicable province or territory of Canada. These No person or company, other than the Company, will be liable: (i) if the person or company proves that this remedies, or notice with respect thereto, must be exercised, or delivered, as the case may be, by the investor presentation, or any advertising, or sales literature was sent or delivered, or disseminated, as the case may be, No person or company, other than the Company will be liable: (i) if the person or company proves that this within the time limits prescribed by the applicable securities legislation. Investors should refer to the applicable to the investor without the person’s or company’s knowledge or consent, and that, on becoming aware that it presentation was sent to the investor without the person’s or company’s knowledge or consent, and that, after securities legislation for the complete text of these rights or consult with a legal advisor. Where used in this was sent and delivered or disseminated, the person or company immediately gave reasonable general notice becoming aware that it was sent, the person or company promptly gave reasonable notice to the Company section, “misrepresentation” means an untrue statement of a material fact or an omission to state a material that it was so sent and delivered or disseminated; (ii) if the person or company proves that after the fi ling of this that it was sent without the person or company’s knowledge and consent; (ii) if the person or company proves fact that is required to be stated or that is necessary to make a statement not misleading in light of the presentation or any amendments thereto, or after the dissemination of the advertising or sales literature, and that, after becoming aware of the misrepresentation, the person or company withdrew the person’s or circumstances in which it was made. before the purchase of the securities by the investor, on becoming aware of any misrepresentation, the person company’s consent to this presentation and gave reasonable notice to the Company of the withdrawal and the or company withdrew the person’s or company’s consent to this presentation, or to the advertising or sales reason for it; (iii) with respect to any part of this presentation purporting to be made on the authority of an The rights of action discussed below are in addition to and without derogation from any other rights or literature and gave reasonable general notice of the withdrawal and the reason for it; or (iii) for any part of this expert or purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, the person remedies available at law to the investor of securities. presentation, or any amendment thereto, or any advertising or sales literature not purporting to be made on or company had no reasonable grounds to believe and did not believe that (A) there had been a Ontario Investors the authority of an expert and not purporting to be a copy of or an extract from a report, opinion or statement of misrepresentation, or (B) the relevant part of this presentation did not fairly represent the position of the expert In the event that this presentation contains a misrepresentation, an investor of securities resident in Ontario an expert, unless the person or company (i) failed to conduct a reasonable investigation suffi cient to provide or was not a fair copy; or (iv) with respect to any part of this presentation not purporting to be made on an who purchases securities off ered by this presentation during the period of distribution has, without regard to reasonable grounds for a belief that there had been no misrepresentation; or (ii) believed there had been expert’s authority and not purporting to be a copy of, or an extract from, an expert’s report, opinion or whether the investor relied upon the misrepresentation, a right of action for damages against the Company or, a misrepresentation. statement, unless the person or company (A) did not conduct an investigation suffi cient to provide alternatively, while still the owner of any securities purchased by that investor, for rescission provided that: (i) if reasonable grounds for a belief that there had been no misrepresentation, or (B) believed there had been Not all defences upon which the Company or others may rely are described herein. Please refer to the full text the investor exercises its right of rescission, it shall cease to have a right of action for damages as against the a misrepresentation. of The Securities Act, 1988 (Saskatchewan) for a complete listing. Company; (ii) the Company will not be liable if it proves that the investor purchased the securities with In an action for damages, the Company, any director of the Company and any person or company who signed In addition, where an individual makes a verbal statement to a prospective investor that contains a knowledge of the misrepresentation; (iii) the Company will not be liable for all or any portion of damages that it this presentation is not liable for all or any portion of the damages that they prove does not represent the misrepresentation relating to the securities and the verbal statement is made either before or proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied depreciation in value of the securities as a result of the misrepresentation relied on. In no case will the amount contemporaneously with the purchase of the securities, without regard to whether the purchases relied on the upon; and (iv) in no case shall the amount recoverable in an action for damages exceed the price at which the recoverable by an investor for a misrepresentation in this presentation exceed the price at which securities misrepresentation if it was a misrepresentation at the time of purchase and the investor has a right of action for securities were off ered. were off ered under this presentation. damages against the individual who made the verbal statement. No such individual will be liable if: (i) that No action shall be commenced to enforce these rights more than: (i) in the case of an action for rescission, individual can establish that he or she cannot reasonably be expected to have known that his or her statement In Manitoba, no action shall be commenced to enforce these rights more than: (i) 180 days after the date the 180 days after the purchase of the securities; or (ii) in the case of any action, other than an action for contained a misrepresentation (this defence is also available to every person or company that sells securities investor purchased the securities or received this presentation containing the misrepresentation, in the case of rescission, the earlier of: (A) 180 days after the date that the investor fi rst had knowledge of the facts giving on behalf of the Company where there is a misrepresentation in the advertising or sales literature used an action for rescission; or (ii) the earlier of (A) 180 days after the day that the investor fi rst had knowledge of rise to the cause of action; or (B) three years after the purchase of the securities. in connection with the off ering of securities under this presentation); or (ii) prior to the purchase of the the facts giving rise to the cause of action, or (B) two years after the date the investor purchased the securities, The Company will not be liable for a misrepresentation in forward-looking information if the Company proves securities by the investor, that individual notifi ed the investor that the individual’s statement contained in any other case. that this presentation contains, proximate to that information: (i) reasonable cautionary language identifying a misrepresentation. New Brunswick Investors the forward-looking information as such, and identifying material factors that could cause actual results to Neither the Company nor any other person or company referred to above will be liable, whether for If this presentation or any amendment thereto or any information relating to the off ering provided to the diff er materially from a conclusion, forecast or projection in the forward-looking information; and (ii) a misrepresentations in this presentation, advertising or sales literature or in a verbal statement: (i) if the investor of the securities thereto or any advertising or sales literature used in connection therewith contains a statement of the material factors or assumptions that were applied in drawing a conclusion or making a Company or such promoter, person or company proves that the investor purchased securities with knowledge misrepresentation, every investor of securities resident in New Brunswick purchasing securities pursuant to forecast or projection set out in the forward-looking information; and if the Company had a reasonable basis of the misrepresentation; (ii) in an action for damages, for all or any portion of the damages that the Company this presentation shall be deemed to have relied on the representation, if it was a misrepresentation at the time for drawing the conclusions or making the forecasts or projections set out in the forward-looking information. or such promoter, director, person or company proves do not represent the depreciation in value of the of purchase, and will have a right of action, in addition to any other rights they may have at law, for damages Saskatchewan Investors securities as a result of the misrepresentation relied on. In no case will the amount recoverable by an investor against the (i) Company, (ii) every director of the Company at the date of this presentation or every promoter or for a misrepresentation in this presentation, advertising and sales literature, or a verbal statement exceed the If this presentation, or any amendment thereto, or any advertising or sales literature used in connection director of the Company at the time the advertising or sales literature was disseminated, as the case may be, price at which securities were sold to the investor. therewith contains a misrepresentation and is sent or delivered to an investor of securities, every investor of or (iii) every person who signed this presentation. Alternatively, the investor may elect to exercise a right of securities resident in Saskatchewan without regard to whether the investors relied on the misrepresentation, if In Saskatchewan, no action may be commenced to enforce a right of action for rescission or damages unless rescission against the Company, in which case the investor shall have no right of action for damages against it was a misrepresentation at the time of purchase, and will have a right of action, in addition to any other rights the right is exercised: (i) in the case of an action for rescission, no later than 180 days after the date the the Company. they may have at law, for damages against: (i) the Company; (ii) every promoter and director of the Company investor purchased the securities; and (ii) in the case of any action, other than an action for rescission, no later In addition, if advertising or sales literature is relied upon by an investor in connection with a purchase of at the time this presentation, or any amendment thereto, was sent or delivered or at the time the advertising or than the earlier of (A) one (1) year after the investor fi rst had knowledge of the facts giving rise to the cause of securities, the investor shall also have a right of action for damages against every person who at the time the sales literature was disseminated, as the case may be; (iii) every person or company whose consent has been action or (B) six (6) years after the date the investor purchased the securities. advertising or sales literature was disseminated, sells securities on behalf of the Company with respect to fi led respecting the off ering, but only with respect to reports, opinions or statements that have been made by Manitoba Investors which the advertising or sales literature was disseminated. them in this presentation, or any amendment thereto; (iv) every person or company that signed this In the event this presentation contains a misrepresentation, every investor of securities, resident in Manitoba Neither the Company nor any other person referred to above will be liable, whether for misrepresentations in presentation or any amendments thereto; and (v) every person or company that sells securities on behalf of shall be deemed to have relied on the representation if it was a misrepresentation at the time of purchase and this presentation, any advertising or sales literature or in a verbal statement: (i) if the Company or such other the Company under this presentation or amendment thereto, or in respect of which the advertising or sales has a right of action for damages against: (i) the Company; (ii) every director of the Company at the date of this person proves that the investor purchased securities with knowledge of the misrepresentation; (ii) in an action literature was disseminated at the time the advertising or sales literate was disseminated, as the case may be. presentation; and (iii) every person or company who signed this presentation. for damages, for all or any portion of the damages that the Company or such other person proves do not represent the depreciation in value of securities as a result of the misrepresentation relied on. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 3 1

Canadian Investor Rights S TAT U T O R Y R I G H T S O F A C T I O N · 2 O F 2 In no case will the amount recoverable by an investor exceed the price at which securities were off ered to the days after you fi rst had knowledge of the facts giving rise to the cause of action, and (ii) three years after the In an action for damages, neither the Company nor any other person or company will be liable for all or any investor. In New Brunswick, no action may be commenced to enforce such right of action unless the right is date of the transaction that gave rise to the cause of action. portion of the damages that it proves do not represent the depreciation in value of securities as a result of the exercised: (i) in the case of an action for rescission, no later than 180 days after the date the investor misrepresentation relied upon. In no case shall the amount recoverable under the right of action described There are various defences to the persons or companies that you have a right to sue. In particular, they have a purchased the securities; and (ii) in the case of any action, other than an action for rescission, no later than the herein exceed the price at which securities were off ered in this presentation. defence if: (a) they prove that the purchaser purchased the security with knowledge of the misrepresentation; earlier of (A) one (1) year after the investor fi rst had knowledge of the facts giving rise to the cause of action or (b) they prove that the off ering memorandum was sent to the purchaser without the person's or No action shall be commenced to enforce a right of action unless such action is commenced: (i) in the case of (B) six (6) years after the date the investor purchased the securities. company's knowledge or consent and that, after becoming aware that it was sent, the person or an action for rescission, not later than 180 days from the date the investor purchased the securities; or (ii) in Nova Scotia Investors company promptly gave written notice to the Company that it was sent without the person's or the case of an action for damages, not later than 180 days after the person had knowledge of the facts giving company's knowledge and consent; (c) they prove that the person or company, on becoming aware of rise to the cause of action or in any other case not later than three (3) years from the date the investor If this presentation or any amendment thereto or any advertising or sales literature (as defi ned in the Securities the misrepresentation in the off ering memorandum, withdrew the person's or company's consent purchased the securities. Act (Nova Scotia)) contains a misrepresentation, any investor to whom this presentation is sent or delivered to the off ering memorandum and gave reasonable notice to the Company of the withdrawal and the reason for who purchases securities referred to herein shall be deemed to have relied on the misrepresentation, if it was a Yukon, Northwest Territories and Nunavut Investors it; (d) with respect to any part of the off ering memorandum purporting to be made on the authority of an expert misrepresentation at the time of purchase, and has a right of action, in addition to any other rights they may If you are a resident of Yukon, the Northwest Territories or Nunavut, if there is a misrepresentation in this or purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, the person or have at law, for damages against (i) the Company, (ii) every director of the Company at the date of this presentation, you have a statutory right to sue: (a) the Company, to cancel your subscription agreement, or (b) company proves that the person or company did not have any reasonable grounds to believe and did not presentation, and (iii) every person who signed this presentation, but may elect (while still the owner of any of for damages against the Company, every person who was a director at the date of this presentation and every believe that (i) there had been a misrepresentation, or (ii) the relevant part of the off ering memorandum (A) did the securities that they purchased) to exercise a right of rescission against the Company, in which case he or other person who signed this presentation; provided, however, that if you elect to sue the Company to cancel not fairly represent the report, opinion or statement of the expert, or (B) was not a fair copy of, or an extract she shall have no right of action for damages against the Company, such directors or such persons. your subscription agreement, you will have no right to sue the for damages. from, the report, opinion or statement of the expert; or (e)with respect to any part of an off ering memorandum Neither the Company nor any other person or company will be liable if the Company or such person or not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a This statutory right to sue is available to you whether or not you relied on the misrepresentation. If you intend company proves that the investor purchased the securities with knowledge of the misrepresentation. report, opinion or statement of an expert unless the person or company (i) did not conduct an investigation to rely on the rights described in (a) or (b) above, you must do so within strict time limitations. You must No person or company, other than the Company, will be liable: (i) if the person or company proves that this suffi cient to provide reasonable grounds for a belief that there had been no misrepresentation; or (ii) believed commence your action to cancel the subscription agreement within 180 days after the date of the transaction presentation was sent or delivered to the investor without the person’s or company’s knowledge or consent, there had been a misrepresentation. that gave rise to the cause of action. You must commence your action for damages within the earlier of (i) 180 and that, on becoming aware of its delivery, the person or company promptly gave reasonable general notice days after you fi rst had knowledge of the facts giving rise to the cause of action, and (ii) three years after the In the case of an action for damages, the defendant is not liable for all or any part of the damages that the that it was delivered without the person’s or company’s knowledge and consent; (ii) if the person or company date of the transaction that gave rise to the cause of action. defendant proves do not represent the depreciation in value of the security as a result of the proves that after delivery of this presentation, and before the purchase of the securities by the investor, on misrepresentation. In no case will the amount recoverable in any action exceed the price at which the There are various defences to the persons or companies that you have a right to sue. In particular, they have a becoming aware of any misrepresentation, the person or company withdrew the person’s or company’s securities were off ered. defence if: (a) they prove that the purchaser purchased the security with knowledge of the misrepresentation; consent to this presentation and gave reasonable general notice of the withdrawal and the reason for it; (iii) (b) they prove that the off ering memorandum was sent to the purchaser without the person's or Newfoundland and Labrador Investors with respect to any part of this presentation purporting to be made on the authority of an expert or purporting to company's knowledge or consent and that, after becoming aware that it was sent, the person or be a copy of, or an extract from, a report, statement or opinion of an expert, the person or company had no In the event that this presentation and any amendment thereto contains a misrepresentation, an investor to company promptly gave written notice to the Company that it was sent without the person's or reasonable grounds to believe and did not believe that (A) there had been a misrepresentation, or (B) the whom this presentation was delivered and who purchases securities off ered under it will be considered to have company's knowledge and consent; (c) they prove that the person or company, on becoming aware of relevant part of this presentation did not fairly represent the position of the expert or was not a fair copy; or (iv) relied on the misrepresentation, if it was a misrepresentation on the date of investment, and will have, subject the misrepresentation in the off ering memorandum, withdrew the person's or company's consent with respect to any part of this presentation not purporting to be made on the authority of an expert and not as hereinafter provided, a right of action for damages against (i) the Company, (ii) every director of the to the off ering memorandum and gave reasonable notice to the issuer of the withdrawal and the reason for it; purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless such person Company at the date of this presentation, and (iii) every person or company who signed this presentation, and (d) with respect to any part of the off ering memorandum purporting to be made on the authority of an expert or or company (A) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that a right of action for rescission against the Company. Where the investor elects to exercise a right of rescission purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, the person or there had been no misrepresentation, or (B) believed there had been a misrepresentation. against the Company, the investor shall have no right of action for damages. company proves that the person or company did not have any reasonable grounds to believe and did not In an action for damages, neither the Company nor any other person or company will be liable for all or any Neither the Company nor any other person or company will be liable if the Company or such person or believe that (i) there had been a misrepresentation, or (ii) the relevant part of the off ering memorandum (A) did portion of the damages that it proves do not represent the depreciation in value of securities as a result of the company proves that the investor purchased securities with knowledge of the misrepresentation. not fairly represent the report, opinion or statement of the expert, or (B) was not a fair copy of, or an extract misrepresentation relied upon. In no case shall the amount recoverable under the right of action described from, the report, opinion or statement of the expert; or (e) with respect to any part of an off ering memorandum No person or company, other than the Company, will be liable: (i) where the person or company proves that herein exceed the price at which the securities were sold to the investor. No action shall be commenced to not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a this presentation was sent to the investor without the person’s or company’s knowledge or consent, and that, enforce these rights more than 120 days after the date on which payment was made for the securities. report, opinion or statement of an expert unless the person or company (i) did not conduct an investigation on becoming aware of its being sent, the person or company promptly gave reasonable notice to the Company suffi cient to provide reasonable grounds for a belief that there had been no misrepresentation; or (ii) believed Prince Edward Island Investors that it was sent without the person’s or company’s knowledge and consent; (ii) if the person or company there had been a misrepresentation. proves that, on becoming aware of the misrepresentation, the person or company withdrew the person’s or If you are a resident of Prince Edward Island, under the Securities Act (Prince Edward Island), if there is a company’s consent to this presentation and gave reasonable notice to the Company of the withdrawal and the In the case of an action for damages, the defendant is not liable for all or any part of the damages that the misrepresentation in this presentation, you have a statutory right to sue: (a) the Company to cancel your reason for it; (iii) with respect to any part of this presentation purporting to be made on the authority of an defendant proves do not represent the depreciation in value of the security as a result of the subscription agreement, or (b) for damages against the Company, every person who was a director at the date expert or purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, the person misrepresentation. In no case will the amount recoverable in any action exceed the price at which the of this presentation and every other person who signed this presentation; provided, however, that if you elect or company had no reasonable grounds to believe and did not believe that (A) there had been a Securities were off ered under this presentation. to sue the Company to cancel your subscription agreement, you will have no right to sue the aforementioned misrepresentation, or (B) the relevant part of this presentation did not fairly represent the position of the expert persons for damages. General or was not a fair copy; or (iv) with respect to any part of this presentation not purporting to be made on the This statutory right to sue is available to you whether or not you relied on the misrepresentation. If you intend The foregoing summaries are subject to the express provisions of the applicable securities law of each authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement to rely on the rights described in (a) or (b) above, you must do so within strict time limitations. You must jurisdiction, and the regulations, rules and policy statements thereunder and reference is made thereto for the of an expert, unless such person or company (A) did not conduct an investigation suffi cient to provide commence your action to cancel the subscription agreement within 180 days after the date of the transaction complete text of such provisions. The rights of action described herein and in addition to and without reasonable grounds for a belief that there had been no misrepresentation, or (B) believed there had been that gave rise to the cause of action. You must commence your action for damages within the earlier of (i) 180 derogation from any other right or remedy that the investor may have at law. a misrepresentation. OVERVIEW / PLATFORM / PARTNERSHIPS / API & MANUFACTURING / PHARMA PIPELINE / NUTRACEUTICALS / ANIMAL HEALTH / TEAM / FINANCIALS B B - I P - 2 0 2 6 - 0 0 2 V 4 . 6 3 2

Advancing Health. Transforming Lives. M A D E B E T T E R D O C U M E N T N O . B B - I P - 2 0 2 6 - 0 0 2 · V E R S I O N 4.6